SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 6, 2009
SANDERSON FARMS, INC.
(Exact name of registrant as specified in its charter)

Mississippi	1-14977	64-0615843

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

127 Flynt Road
Laurel, Mississippi	39443

(Address of principal executive offices)	(Zip Code)
(601) 649-4030

(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
     Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
On August 6, 2009, the Compensation Committee of the Registrant’s Board of Directors amended all of the outstanding restricted stock agreements between the Registrant and its employees for restricted stock granted in 2005 and 2007 to provide that the shares will vest fully in the event of the holder’s death, disability or retirement, regardless of when during the restricted period those events may occur.
A copy of the form of agreements, as amended, will be filed with the Registrant’s next Quarterly Report on Form 10-Q.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDERSON FARMS, INC. (Registrant)
Date: August __, 2009	By:	/s/ D. Michael Cockrell
D. Michael Cockrell
Treasurer and Chief Financial Officer